UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)
3965 Phelan Boulevard Beaumont, Texas 77707

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (409) 363-0695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

 FirstPlus Financial Group, Inc. is amending its Form 8-K Item 4.02 filed on February 13, 2009 in order to (i) clarify how the Company determined to only amend certain filings, (ii)  why the Item 4.02 Form 8-K was not timely filed, (iii) provide specific reasons for certain financial restatements and specific quantitative and qualitative disclosures for these reasons, and (iv) provide the Company’s officers’ conclusions regarding the effectiveness of the Company’s disclosure controls and procedures.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The authorized officers of the Company  in consultation with  Buckno Lisicky & Company, P.C., the Company’s independent registered public accounting firm, concluded on December 1, 2008, January 9, 2009 and February 13, 2009 that the Company’s annual and quarterly financial statements included in the Form 10-KSB for the fiscal year ended December 31, 2007, filed March 31, 2008, and the Form 10-QSB  for the fiscal quarter ended June 30, 2008, filed September 25, 2008,  should no longer be relied upon and should be restated.  Nothing was discovered internally that would necessitate changes to net income or the other accounting balances in the financials contained in these filings or other prior financial statements of the Company in these filings.

The Item 4.02 Form 8-K filed by the Company on February 13, 2009, was not timely made due to the error and inadvertence of management. Once management was made aware of its Item 4.02 Form 8-K obligations, such Item 4.02 Form 8-K filing was thereafter promptly made.  The Company is now aware of its timely Form 8-K filing obligations under General Instruction B of the Form 8-K.

The specific reasons reasons/issues that have led to the restatement of statements of operations and cash flows in the financial statements and related disclosures contained in the Company’s 2007 Form 10-KSB and June 30, 2008 Form 10-QSB and the quantitative and qualitative disclosures for these reasons appear below.

All of the changes to the above referenced Forms 10-KSB and 10-QSB were as a result of management’s review of these filings.  The changes that specifically affect the classifications and disclosures in the financial statements are as follows:

 The Company will make the following changes to its Form 10-KSB for the fiscal year ended December 31, 2007

•

Statement of Operations on pg F-3.  Reclassify $3,543,900 of “Professional Fees and Other Costs for Acquisitions” from Non-Operating Expenses to General and Administrative Expenses.  This reclassification  will reduce Operating Income (Loss) from Operating Income of $1,720,088 as originally reported to an Operating Loss of ($1,823,812) after the amendment of the Form 10-KSB.

      There will be no change in the originally reported

      Income (Loss) Before Provision for Income Taxes of

      $1,753,063 as a result of this reclassification.  There will also be no change in the originally reported Net Income of

     $3,129,133 as a result of this reclassification.

•

Statement of Cash Flows on pg F-5.  Management intends to reclassify $2,341,761 of “Collection on Bankruptcy Estate Claim” for the year ended December 31, 2007 and $16,029,933 for the year ended December 31, 2006 of “Collection on Bankruptcy Estate Claim” from Cash Flows from Investing Activities to Cash Flows from Operating Activities.

     This reclassification will reduce Cash Flows Provided By

     (Used In) Investing Activities of ($6,896,588) in 2007 and

     $18,720,022 in 2006  as originally reported to Cash

     Flows Provided By (Used In) Investing Activities of

     ($9,238,349) in 2007 and $2,690,089 in 2006 after the

     amendment of the Form 10-KSB.

      This reclassification will also increase Cash Flows Provided By

     (Used In) Operating  Activities of ($4,618,361) in 2007

     and ($3,695,575) in 2006  as originally reported to Cash

     Flows Provided By (Used In) Investing Activities of

     ($2,276,600) in 2007 and $12,334,358 in 2006 after the

     amendment of the Form 10-KSB.

•

The Company will revise its Report of Independent Registered Accounting Firm to include the report of the other Auditor for fiscal year ended December 31, 2006.

 The Company will make the following changes to its Form 10-QSB for the fiscal quarter ended June 30, 2008

•

Statement of Operations.  Management intends to reclassify $1,082,888 “Gain on Sale of Ole` Auto Group” from Non-Operating Expenses to Discontinued Operations.   This reclassification increases  Income (Loss) from Continuing Operations Before Provision for Income Taxes of ($5,473,044) for the six months ended June 30, 2008  as originally reported to Income (Loss) from Continuing Operations Before Provision for Income Taxes of ($6,555,932) for the six months ended June 30, 2008 after amendment of Form 10-QSB.

This revision changes the Statement of Operations by adding a caption “Income (Loss) from Continuing Operations” of ($6,555,932) for the 6 months ended June 30, 2008 not included in the originally reported Statement of Operations for the 6 months ended June 30, 2008.

This revision also changes the Statement of Operations by adding a caption “Discontinued Operations – Gain on Sale of Ole` Auto Group” of $1,082,888  for the 6 months ended June 30, 2008 not included in the originally reported Statement of Operations for the 6 months ended June 30, 2008.

•

 Reclassify $1,729,011 “Impairment of Goodwill” from Non-Operating Expenses to General and Administrative Expense for the three and six months ended June 30, 2008.  Also reclassify $251,601 “Loss on Sale of Real Estate” from Non-Operating Expenses to General and Administrative Expenses for the six months ended June 30, 2008.  This reclassification will increase Operating Income (Loss) from ($1,728,589) for the three months ended June 30, 2008  as originally reported to an Operating Income (Loss) of ($3,457,600) after amendment of  the Form 10-QSB.  This reclassification also increases Operating Loss from ($4,505,057) for the six months ended June 30, 2008  as originally reported to an Operating Loss of ($6,485,669) after the amendment of the Form 10-QSB.

       There will be no change in the originally reported

      Net Loss  of ($5,473,044) for the six months ended June

      30, 2008 as a result of this amendment to reflect these reclassifications.  There is also no change in the originally  reported Net Loss  of

     ($3,472,593) for the three months ended June 30, 2008

     as a result of this amendment to reflect these reclassifications.

The revisions to reclassify $1,082,888 for Gain on Sale of Ole` Auto Group from Continuing Operations to Discontinued Operations, to reclassify $1,729,011 Impairment of Goodwill from Non-Operating Expenses and to reclassify $251,601 Loss on Sale of Real Estate from Non-Operating Expenses to Operating Expenses will result in no change in the originally reported Net Loss of ($5,473,044) for the six months ended June 30, 2008.  There is also no change in the originally reported Net Loss of ($3,472,593) for the three months ended June 30, 2008.  Please see the revised Consolidated Statement of Operations attached to this Form Form 8-K/A reflecting the above changes.

In addition to management’s review, the Notes to the Company’s financial statements discussed below are also under review by the Staff of the Securities and Exchange Commission, and the final changes to these Notes may differ from the changes described below.

The changes that will specifically affect the  disclosures in the notes to the financial statements are as follows:

Form 10-KSB as of December 31, 2007

•

Note 2 Summary of Significant Accounting Policies – Management intends to add enhanced revenue recognition disclosures.

•

Note 4 Commitments and Contingencies – Management intends to add enhanced disclosures to explain the recognition of the Release of Creditor Claims for $3,450,000 to reduce the contingent liability recorded in calendar year 2006 and the first quarter of 2007 based on the determination that the Company was no longer liable for this estimated liability.

•

Note 4 Commitments and Contingencies – Management intends to add enhanced disclosures to explain the terms of the contingent compensation contract for $3,000,000 with William Maxwell to clarify that no accrual for the contingent compensation was required as of December 31, 2007.

•

Note 7 Business Acquisitions –   Management intends to add disclosures to include balance sheets as of the acquisition date for Rutgers Investment Group and Globalnet Enterprises.

•

Note 7 Business Acquisitions - Management intends to add disclosure that the results of operations for Rutgers Investment Group and Globalnet Enterprises have been included in the consolidated income statement from the date of acquisition though December 31, 2007.

•

Note 7 Business Acquisitions – Management intends to add a disclosure to reflect that all goodwill is expected to be deductible for tax purposes for both the Rutgers Investment Group and Globalnet Enterprises acquisitions.

•

Note 11 Income Taxes – Management intends to add disclosure to reflect that no state deferred income taxes were recorded based on the projected inability to utilize the net operating losses due to state tax laws.

•

Note 12 Segment Information – Management intends to add a disclosure to clarify that there were no additional segments to be disclosed and has added a column for the remaining segments to account for the differences between the segments proposed to be disclosed and the related financial statement amounts.

Form 10-QSB as of June 30, 2008

•

Note 2 Summary of Significant Accounting Policies – Management intends to add enhanced revenue recognition disclosures.

•

Note 3 Other Assets – Management intends to add disclosures to reflect the terms of the $3.2 million note receivable from Stalwart Enterprises, Inc.

•

Note 4 Discontinued Operations – Management intends to add disclosures to reflect the Sale of Ole` Auto Group as a Discontinued Operations transaction.

As stated in the  Company’s 2007 Form 10-KSB, the Company’s officers had concluded at that time and continue to conclude, that  the Company’s financial reporting and disclosure controls and procedures, in addition to inadequately designed controls over financial reporting, were and are not effective in recording, processing summarizing and reporting, on a timely basis, information required to be disclosed by the Company in the reports it files under the Securities Exchange Act of 1934, as amended.

The Company will restate the annual financial statements for the fiscal year ended December 31, 2007 and the Quarterly financial statements for the fiscal quarter ended June 30, 2008, as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: March 24, 2009	By:	/s/Gary D. Alexander
Name: Gary D. Alexander
Title: Acting Chief Financial Officer

The revised Statement of Operations for the three and six months ended June 30, 2008 is as follows:

FIRSTPLUS Financial Group, Inc.

Consolidated Statements of Operations

(Unaudited)

	For The Three Months Ended June 30, 2008	For The Three Months Ended June 30, 2007	For The Six Months Ended June 30, 2008	For The Six Months Ended June 30, 2007
Revenues	$1,330,783	$4,770,312	$2,426,007	$6,201,095

Cost of goods sold	1,117,784	2,998,437	1,785,600	3,950,936

Gross profit	212,999	1,771,875	640,407	2,250,159

Operating expenses:
General and administrative	3,670,599	1,940,159	7,126,075	2,682,767

Total operating expenses	3,672,599	1,940,159	7,126,075	2,682,767

Operating loss	(3,457,600)	(168,285)	(6,485,668)	(432,609)

Non-operating income:
Other income	41,681	-	41,681	-
Note discounts	(51,590)	-	(51,590)	-
Interest, net	(5,084)	114,349	(60,355)	297,614

Income (loss) from continuing operations before provision for income taxes	(3,472,593)	(53,936)	(6,555,932)	(134,995)

Provision for income taxes	-	-	-	-
Discontinued Operations
Gain on Sale of Ole` Auto Group including income taxes of $0	-	-	1,082,888	-

Net income (loss)	$(3,472,593)	$(53,936)	$(5,743,044)	$(134,995)
Earnings (loss) per share	$ (0.06)	$(-)	$(0.10)	$(-)
Weighted average of common shares outstanding	61,095,100	48,245,090	54,203,423	48,245,090